Exhibit 10.2

CONTRIBUTION, CONVEYANCE AND ASSUMPTION

AGREEMENT

by and among

SEMGROUP CORPORATION

ROSE ROCK MIDSTREAM HOLDINGS, LLC

ROSE ROCK MIDSTREAM GP, LLC

ROSE ROCK MIDSTREAM CORPORATION

ROSE ROCK MIDSTREAM, L.P.

ROSE ROCK MIDSTREAM OPERATING, LLC

SEMOPERATING G.P., L.L.C.

ROSE ROCK MIDSTREAM ENERGY GP, LLC

SEMCRUDE, L.P.

and

SEMGREEN, L.P.

Dated as of November 29, 2011

CONTRIBUTION, CONVEYANCE AND ASSUMPTION

AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of November 29, 2011 (this “Agreement”), is by and among SemGroup Corporation, a Delaware corporation (“SemGroup”), Rose Rock Midstream Holdings, LLC, a Delaware limited liability company (“Holdings”), Rose Rock Midstream GP, LLC, a Delaware limited liability company (the “General Partner”), Rose Rock Midstream Corporation, a Delaware corporation (“RRMC”), Rose Rock Midstream, L.P., a Delaware limited partnership (the “Partnership”), Rose Rock Midstream Operating, LLC, a Delaware limited liability company (“Opco”), SemOperating G.P., L.L.C., a Delaware limited liability company (“SemOperating”), Rose Rock Midstream Energy GP, LLC, a Delaware limited liability company (“RRM Energy GP”), SemCrude, L.P., a Delaware limited partnership (“SemCrude”), and SemGreen, L.P., a Delaware limited partnership (“SemGreen”). The above-named entities are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.” Any capitalized terms used but not defined herein shall have the meanings assigned to them in the Amended Partnership Agreement (as herein defined).

RECITALS

WHEREAS, the General Partner, RRMC and Holdings have formed the Partnership, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:

1.	SemGroup formed Holdings under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed $2,000 in exchange for all of the membership interests in Holdings.

2.	Holdings formed the General Partner under the terms of the Delaware LLC Act and contributed $1,000 in exchange for all of the membership interests in the General Partner.

3.	Holdings formed RRMC under the terms of the Delaware General Corporation Law and contributed $20 in exchange for all of the stock of RRMC.

4.	The General Partner, RRMC and Holdings formed the Partnership under the terms of the Delaware LP Act and contributed $20, $10 and $970, respectively, in exchange for a 2.0% general partner interest, 1.0% limited partner interest and 97.0% limited partner interest, respectively, in the Partnership.

5.	The Partnership formed Opco under the terms of the Delaware LLC Act and contributed $1,000 in exchange for all of the membership interests in Opco.

6.	SemOperating formed RRM Energy GP under the terms of the Delaware LLC Act and contributed the right to receive a 0.5% general partner interest in SemCrude in exchange for all of the membership interests in RRM Energy GP.

WHEREAS, concurrently with the execution of this Agreement, each of the following transactions shall occur:

1.	SemOperating will contribute its 0.5% general partner interest in SemCrude to RRM Energy GP.

2.	SemOperating will distribute its 100.0% membership interest in RRM Energy GP to SemGroup.

3.	SemGroup will contribute its 99.5% limited partner interest in SemCrude and its 100.0% membership interest in RRM Energy GP (together, the “Interests”) to Holdings in exchange for the unconditional right to receive, as a reimbursement of pre-formation capital expenditures (as that term is defined by Treasury Regulation Section 1.707-4(d)) incurred by SemGroup with respect to the Interests (such pre-formation capital expenditures referred to herein as “Capital Expenditures”), a cash distribution in an amount equal to the greater of (1) $110 million (the “Fixed Amount”) or (2) the sum of (A) the aggregate amount of cash contributed by the Underwriters to the Partnership on the Closing Date with respect to Common Units issued by the Partnership, less offering expenses, underwriting discounts and commissions and structuring fees (the “Net IPO Proceeds”), and (B) upon the earlier to occur of the expiration of the Over-Allotment Option or the exercise in full of the Over-Allotment Option, the aggregate amount of cash, if any, contributed by the Underwriters to the Partnership on the Option Closing Date(s) with respect to Common Units issued by the Partnership, less offering expenses, underwriting discounts and commissions and structuring fees, upon each exercise of the Over-Allotment Option (the “Net Option Proceeds,” and together with the Net IPO Proceeds, the “Net Proceeds”). The right of SemGroup to receive the greater of the amounts described above is unconditional and not dependent upon the occurrence of future events. For clarity, if the Initial Public Offering does not occur, Holdings will make a cash distribution to SemGroup of the Fixed Amount as a reimbursement of Capital Expenditures.

4.	SemCrude will distribute the SemCrude Assets and Liabilities (as defined herein) and a 100.0% membership interest in SemCrude Pipeline, L.L.C., a Delaware limited liability company (“SemCrude Pipeline”), to Holdings (with 0.5% of each of the SemCrude Assets and Liabilities and such membership interest in SemCrude Pipeline being conveyed on behalf of RRM Energy GP).

5.	Holdings will distribute the SemCrude Assets and Liabilities to SemGroup.

6.	SemGroup will contribute the SemCrude Assets and Liabilities to SemGreen, L.P. (“SemGreen”) (with 0.5% of the SemCrude Assets and Liabilities being conveyed on behalf of SemOperating).

7.	Holdings will contribute the Interests to the Partnership (with 1% and 2% of the Interests being conveyed on behalf of RRMC and the General Partner, respectively) in exchange for (i) a continuation of Holdings’ and RRMC’s respective limited partner interests in the Partnership and the General Partner’s general partner interest in the Partnership, and (ii) the unconditional right to receive, as a reimbursement of Capital Expenditures, a cash distribution from the Partnership in an amount equal to the greater of (1) the Fixed Amount or (2) the Net Proceeds. The right of Holdings to receive the greater of the amounts described above is unconditional and not dependent upon the occurrence of future events. For clarity, if the Initial Public Offering does not occur, the Partnership will make a cash distribution to Holdings of the Fixed Amount as a reimbursement of Capital Expenditures.

8.	The Partnership will contribute the Interests to Opco.

9.	The respective initial capital contributions of Holdings, RRMC and the General Partner will be refunded, and any interest or other profit that may have resulted from the investment or other use of such capital contributions will be distributed to Holdings, RRMC and the General Partner in proportion to such capital contributions.

WHEREAS, the General Partner and the Partnership intend to consummate the Initial Public Offering.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

The terms set forth below in this Article I shall have the meanings ascribed to them below or in the part of this Agreement referred to below:

“Amended Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of the Partnership, to be entered into on the Closing Date, in substantially the form included as Annex A to the Registration Statement, as such agreement may be amended, restated or modified from time to time.

“Closing” means the closing of the sale of Common Units by the Partnership to the Underwriters pursuant to the provisions of the Underwriting Agreement.

“Closing Date” means the first date on which Common Units are sold by the Partnership to the Underwriters pursuant to the provisions of the Underwriting Agreement.

“Common Units” has the meaning assigned to such term in the Amended Partnership Agreement.

“Commission” means the U.S. Securities and Exchange Commission.

“Incentive Distribution Rights” has the meaning assigned to such term in the Amended Partnership Agreement.

“Initial Public Offering” has the meaning assigned to such term in the Amended Partnership Agreement.

“Notional General Partner Units” has the meaning assigned to such term in the Amended Partnership Agreement.

“Option Closing Date” has the meaning assigned to such term in the Amended Partnership Agreement.

“Over-Allotment Option” has the meaning assigned to such term in the Amended Partnership Agreement.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership dated November 29, 2011.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Commission (Registration No. 333-176260), as amended and effective on the Closing Date.

“Subordinated Units” has the meaning assigned to such term in the Amended Partnership Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“SemCrude Assets and Liabilities” means certain inactive assets and certain liabilities of SemCrude listed on Annex A attached hereto.

“Underwriters” has the meaning assigned to such term in the Amended Partnership Agreement.

“Underwriting Agreement” means that certain Underwriting Agreement to be entered into among Barclays Capital Inc., Citigroup Capital Markets Inc. and Deutsche Bank Securities Inc., as representatives of the Underwriters, SemGroup, the General Partner and the Partnership.

ARTICLE II

CONTRIBUTION, ACKNOWLEDGEMENTS AND DISTRIBUTIONS

Concurrently with, and effective upon, the execution of this Agreement:

Section 2.1 Contribution of General Partner Interest in SemCrude by SemOperating to RRM Energy GP. SemOperating hereby grants, contributes, bargains,

conveys, assigns, transfers, sets over and delivers to RRM Energy GP and its successors and assigns, for its and their own use forever, all right, title and interest in and to SemOperating’s 0.5% general partner interest in SemCrude, and RRM Energy GP hereby accepts such general partner interest.

Section 2.2 Distribution of Membership Interest in RRM Energy GP by SemOperating to SemGroup. SemOperating hereby grants, distributes, bargains, conveys, assigns, transfers, sets over and delivers to SemGroup and its successors and assigns, for its and their own use forever, all right, title and interest in and to SemOperating’s 100.0% membership interest in RRM Energy GP, and SemGroup hereby accepts such membership interest.

Section 2.3 Contribution of the Interests by SemGroup to Holdings. SemGroup hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Holdings and its successors and assigns, for its and their own use forever, all right, title and interest in and to the Interests in exchange for the unconditional right to receive, as a reimbursement of Capital Expenditures, a cash distribution in an amount equal to the greater of (1) the Fixed Amount or (2) the Net Proceeds, and Holdings hereby accepts such Interests.

Section 2.4 Distribution of SemCrude Assets and Liabilities and Membership Interest in SemCrude Pipeline by SemCrude to Holdings. SemCrude hereby grants, distributes, bargains, conveys, assigns, transfers, sets over and delivers to Holdings and its successors and assigns, for its and their own use forever, all right, title and interest in and to the SemCrude Assets and Liabilities and a 100.0% membership interest in SemCrude Pipeline (with 0.5% of each of the SemCrude Assets and Liabilities and such membership interest in SemCrude Pipeline being conveyed on behalf of RRM Energy GP), and Holdings hereby accepts such SemCrude Assets and Liabilities and such membership interest.

Section 2.5 Distribution of SemCrude Assets and Liabilities by Holdings to SemGroup. Holdings hereby grants, distributes, bargains, conveys, assigns, transfers, sets over and delivers to SemGroup and its successors and assigns, for its and their own use forever, all right, title and interest in and to the SemCrude Assets and Liabilities, and SemGroup hereby accepts such SemCrude Assets and Liabilities.

Section 2.6 Contribution of SemCrude Assets and Liabilities by SemGroup to SemGreen. SemGroup hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to SemGreen and its successors and assigns, for its and their own use forever, all right, title and interest in and to the SemCrude Assets and Liabilities (with 0.5% of the SemCrude Assets and Liabilities being conveyed on behalf of SemOperating), and SemGreen hereby accepts such SemCrude Assets and Liabilities.

Section 2.7 Contribution of the Interests by Holdings to the Partnership. Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership and its successors and assigns, for its and their own use forever, all right, title and interest in and to the Interests (with 1% and 2% of the Interests being conveyed on behalf of RRMC and the General Partner, respectively) in exchange for (i) a continuation of Holdings’ and RRMC’s respective limited partner interests in the Partnership and the General Partner’s general partner interest in the Partnership, and (ii) the unconditional right to receive, as a reimbursement of Capital Expenditures, a cash distribution from the Partnership in an amount equal to the greater of (1) the Fixed Amount or (2) the Net Proceeds, and the Partnership hereby accepts such Interests.

Section 2.8 Contribution of the Interests by the Partnership to Opco. The Partnership hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Opco and its successors and assigns, for its and their own use forever, all right, title and interest in and the Interests, and Opco hereby accepts such Interests.

Section 2.9 Return of Initial Capital Contributions. The Partnership hereby refunds and distributes (i) to Holdings the initial capital contribution made by Holdings to the Partnership along with 97.0% of any interest or profit that resulted from the investment or other use of such capital contribution, (ii) to RRMC the initial capital contribution made by RRMC to the Partnership along with 1.0% of any interest or profit that resulted from the investment or other use of such capital contribution and (iii) to the General Partner the initial capital contribution made by the General Partner to the Partnership along with 2.0% of any interest or profit that resulted from the investment or other use of such capital contribution.

ARTICLE III

ADDITIONAL TRANSACTIONS

Section 3.1 Closing of Initial Public Offering of Common Units.

(a) Immediately prior to the Closing, the General Partner shall exchange its 2.0% general partner interest in the Partnership for Notional General Partner Units and the Incentive Distribution Rights, as set forth in the Amended Partnership Agreement.

(b) Immediately prior to the Closing, RRMC shall exchange its 1.0% limited partner interest in the Partnership for Common Units, as set forth in the Amended Partnership Agreement.

(c) Immediately prior to the Closing, Holdings shall exchange its 97.0% limited partner interest in the Partnership for Common Units and Subordinated Units, as set forth in the Amended Partnership Agreement.

(d) At the Closing, the Partnership shall issue to the Underwriters, pursuant to the Underwriting Agreement, such number of Common Units as shall be approved by the Board of Directors (the “Board”) of the General Partner or the Pricing Committee thereof (the “Pricing Committee”), and the Underwriters shall make a capital contribution to the Partnership in an amount equal to the product of (i) such number of Common Units times (ii) the initial public offering price that shall be approved by the Board or the Pricing Committee.

(e) Immediately following the Closing, (i) the Partnership shall make a cash distribution to Holdings in an amount equal to the Net IPO Proceeds and (ii) Holdings shall make a cash distribution to SemGroup in an amount equal to the Net IPO Proceeds, in each case as a reimbursement of Capital Expenditures.

(f) Following the Closing, the Partnership will pay the expenses associated with the Initial Public Offering.

Section 3.2 Closing of Over-Allotment Option.

(a) If the Over-Allotment Option is exercised in whole or in part, the Partnership shall issue to the Underwriters, pursuant to the Underwriting Agreement, up to such number of additional Common Units as shall be approved by the Board or the Pricing Committee, upon making an additional capital contribution to the Partnership in an amount equal to the product of (i) the number of Common Units purchased pursuant to the exercise of the Over-Allotment Option times (ii) the initial public offering price that shall be approved by the Board or the Pricing Committee.

(b) Upon the earlier to occur of the expiration of the Over-Allotment Option or the exercise in full of the Over-Allotment Option:

(i) the Partnership shall issue to Holdings a number of additional Common Units that is equal to the excess, if any, of (x) the aggregate number of Common Units subject to the Over-Allotment Option as shall be approved by the Board or the Pricing Committee over (y) the aggregate number of Common Units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise of the Over-Allotment Option on the Option Closing Date(s); and

(ii) (x) the Partnership shall make a cash distribution to Holdings in an amount equal to the Net Option Proceeds and (y) Holdings shall make a cash distribution to SemGroup in an amount equal to the Net Option Proceeds, in each case as a reimbursement of Capital Expenditures.

(c) As soon as reasonably practicable, but not later than thirty (30) business days after the earlier of the expiration of the Over-Allotment Option or the exercise in full of the Over-Allotment Option, (i) the Partnership shall make, as a reimbursement of Capital Expenditures, a cash distribution to Holdings in an amount equal to the excess, if any, of (x) the Fixed Amount over (y) the Net Proceeds, and (ii) Holdings shall make, as a reimbursement of Capital Expenditures, a cash distribution to SemGroup in an amount equal to the excess, if any, of (x) the Fixed Amount over (y) the Net Proceeds.

Section 3.3 Execution of the Amended Partnership Agreement. In connection with the Initial Public Offering, Holdings, RRMC and the General Partner will amend and restate the Partnership Agreement by executing the Amended Partnership Agreement in substantially the form included as Appendix A to the Registration Statement, with such changes as Holdings, RRMC and the General Partner may agree.

ARTICLE IV

FURTHER ASSURANCES

From time to time after the execution hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE V

MISCELLANEOUS

Section 5.1 Order of Completion of Transactions. The transactions provided for in Article II and Article III of this Agreement shall be completed in the following order: first, the transactions provided for in Article II shall be completed in the order set forth therein; and second, on or after the Closing Date, the transactions provided for in Article III, if they occur, shall be completed.

Section 5.2 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Exhibits attached hereto, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 5.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 5.4 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 5.5 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 5.6 Choice of Law. This Agreement shall be subject to and governed by the laws of the State of Oklahoma. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of Oklahoma and to venue in Tulsa, Oklahoma.

Section 5.7 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provisions added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 5.8 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 5.9 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

Section 5.10 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

SEMGROUP CORPORATION

By:	/s/ Norman J. Szydlowski
	Name:	Norman J. Szydlowski
	Title:	President and Chief Executive Officer

ROSE ROCK MIDSTREAM HOLDINGS, LLC

By:	/s/ Norman J. Szydlowski
	Name:	Norman J. Szydlowski
	Title:	President and Chief Executive Officer

ROSE ROCK MIDSTREAM GP, LLC

By:	/s/ Norman J. Szydlowski
	Name:	Norman J. Szydlowski
	Title:	President and Chief Executive Officer

ROSE ROCK MIDSTREAM CORPORATION

By:	/s/ Norman J. Szydlowski
	Name:	Norman J. Szydlowski
	Title:	President and Chief Executive Officer

Signature Page to Contribution, Conveyance and Assumption Agreement

ROSE ROCK MIDSTREAM, L.P.

By:	ROSE ROCK MIDSTREAM GP, LLC, its general partner

By:	/s/ Norman J. Szydlowski
	Name:	Norman J. Szydlowski
	Title:	President and Chief Executive Officer

ROSE ROCK MIDSTREAM OPERATING, LLC

By:	/s/ Norman J. Szydlowski
	Name:	Norman J. Szydlowski
	Title:	President and Chief Executive Officer

SEMOPERATING G.P., L.L.C.

By:	/s/ Norman J. Szydlowski
	Name:	Norman J. Szydlowski
	Title:	Chief Executive Officer

ROSE ROCK MIDSTREAM ENERGY GP, LLC

By:	SEMOPERATING G.P., L.L.C., its sole member

By:	/s/ Norman J. Szydlowski
	Name:	Norman J. Szydlowski
	Title:	Chief Executive Officer

Signature Page to Contribution, Conveyance and Assumption Agreement

SEMCRUDE, L.P.

By:	SEMOPERATING G.P., L.L.C., its general partner

By:	/s/ Norman J. Szydlowski
	Name:	Norman J. Szydlowski
	Title:	Chief Executive Officer

SEMGREEN, L.P.

By:	SEMOPERATING G.P., L.L.C., its general partner

By:	/s/ Norman J. Szydlowski
	Name:	Norman J. Szydlowski
	Title:	Chief Executive Officer

THE STATE OF OKLAHOMA

COUNTY OF TULSA

SUBSCRIBED AND SWORN TO BEFORE ME by Norman J. Szydlowski on this the 29th day of November, 2011.

/s/ Elayna M. Conner
Notary Public for Oklahoma

Signature Page to Contribution, Conveyance and Assumption Agreement

ANNEX A

SemCrude Assets and Liabilities